This SUPPLEMENT NO. 1 TO INDENTURE, dated as  of July 24, 2001
(this "Supplement") is by and among Truck Retail Instalment Paper Corp. (the "Issuer") and The Bank of New York, a New York banking corporation, as Indenture Trustee (as indenture trustee and not in its individual capacity, the "Indenture Trustee"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Indenture (hereinafter defined).

                                    RECITALS:

                  WHEREAS, the Issuer and Indenture Trustee entered into the Indenture, dated as of October 16, 2000, as amended and supplemented by the Series 2000-1 Supplement (the "Series 2000-1 Supplement"), dated as of October 16, 2000 (as amended and supplemented, the "Indenture") pursuant to which the Issuer issued its $475,000,000 Floating Rate Class A Notes, Series 2000-1, and $25,000,000 Floating Rate Class B Notes, Series 2000-1;

                  WHEREAS, the parties hereto wish to supplement and amend the Indenture to (i) revise the definition of "Series 2000-1 Loss Reserve Specified Balance" set forth in the Series 2000-1 Supplement and certain related terms to increase the amount of credit enhancement specified by such terms in the event of a deterioration in the performance of the Navistar Serviced Portfolio, and
(ii) revise the Amortization Events based on the Combined Twelve-Month Net Loss Percentage and the Three-Month Delinquency Percentage to increase the threshold levels at which an Amortization Event will occur (the "Amendment");

                  WHEREAS, the Indenture Trustee is authorized by an Issuer Order to enter into this Supplement;

                  WHEREAS, the Issuer has provided prior notice of its intention to enter into this Supplement to the Rating Agencies and has received confirmation from each of the Rating Agencies that they will not reduce or withdraw their ratings on the Class A Notes or Class B Notes as a result of entering into this Supplement; and

                  WHEREAS, the Holders of not less than a majority of the principal amount of the Class A Notes, which are deemed to be the Controlling Class pursuant to the Indenture, have consented to the Amendment.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, for the equal and proportionate benefit of all Holders of the Series 2000-1 Notes, as follows:

     Section  1.  Amendments  to  Definitions.

                  (a) The definition of the term "Series 2000-1 Loss Reserve Specified Balance" set forth in Article I(a) of the Series 2000-1 Supplement is hereby amended and restated as follows:

                     "Series 2000-1 Loss Reserve Specified Balance" means, as of any Reference Date, the lesser of

                        (i) the Series Aggregate Discounted Asset Balance with respect to the Series 2000-1 Notes on such date and

                        (ii)  the greatest of

                           a) the product of (1) the Required Reserve Percentage
and (2) such Series  Aggregate Discounted Asset Balance, and

                           b) the product of (1) the Required  Floor  Percentage
and (2) the highest Series Aggregate Discounted Asset Balance with respect to the Series 2000-1 Notes since the date of the most recent sale of Receivables by the Issuer;

provided, however, that if a Reserve Account Trigger Event has occurred and is continuing on such date, each percentage in clauses (ii)(a)(1) and (ii)(b)(1) above shall equal the sum of 3.00% and such percentage.

                  (b) The definition of the term "Third Reserve Account Trigger Event" set forth in Article I(a) of the Series 2000-1 Supplement shall be renamed "Reserve Account Trigger Event" and the meaning of such term shall be unchanged.

                  (c) The definitions of "First Reserve Account Trigger Event" and "Second Reserve Account Trigger Event" set forth in Article I(a) of the Series 2000-1 Supplement are hereby deleted in their entirety.

                  (d) The following definitions shall be added to Article I(a) of the Series 2000-1 Supplement:

                  "Required Floor Percentage" shall mean as of any Reference Date the percentage set forth in the following chart under the column headed "Required Floor Percentage" in the highest category (category 1 being the lowest and category 9 being the highest) into which one or more of the Combined Three-Month Net Loss Percentage, the Three-Month Delinquency Percentage and the Combined Twelve-Month Net Loss Percentage fell as of the Reference Date with respect to the most recent Calculation Date:


                 Combined Three-Month     Three-Month Delinquency   Combined Twelve-Month      Required Floor
                 Net Loss Percentage      Percentage                Net Loss Percentage        Percentage
Category

1                < or = 3.500%            < or = 2.000%             < or = 3.000%              4.00%

2                3.501% to 4.250%         2.001% to 2.500%          3.001% to 3.500%           4.00%

3                4.251% to 5.000%         2.501% to 3.000%          3.501% to 4.000%           5.00%

4                5.001% to 5.750%         3.001% to 3.500%          4.001 to 4.500%            6.00%

5                5.751% to 6.500%         3.501% to 4.000%          4.501% to 5.000%           7.00%

6                6.501% to 7.250%         4.001% to 4.500%          5.001 to 5.500%            8.00%

7                7.251% to 8.000%         4.501% to 5.000%          5.501% to 6.000%           9.00%

8                8.001% to 8.750%         5.001% to 5.500%          6.001% to 6.500%           10.00%

9                = or > 8.751%            = or > 5.501%             = or > 6.501%              11.00%

                  "Required Reserve Percentage" shall mean as of any Reference Date the percentage set forth in the following chart under the column headed "Required Reserve Percentage" in the highest category (category 1 being the lowest and category 9 being the highest) into which one or more of the Combined Three-Month Net Loss Percentage, the Three-Month Delinquency Percentage and the Combined Twelve-Month Net Loss Percentage fell as of the Reference Date with respect to the most recent Calculation Date:



                  Combined Three-Month     Three-Month              Combined Twelve-Month      Required Reserve
                  Net Loss Percentage      Delinquency Percentage   Net Loss Percentage        Percentage
Category

1                 < or = 3.500%            < or = 2.000%            < or = 3.000%              7.00%

2                 3.501% to 4.250%         2.001% to 2.500%         3.001% to 3.500%           10.00%

3                 4.251% to 5.000%         2.501% to 3.000%         3.501% to 4.000%           13.00%

4                 5.001% to 5.750%         3.001% to 3.500%         4.001 to 4.500%            16.00%

5                 5.751% to 6.500%         3.501% to 4.000%         4.501% to 5.000%           19.00%

6                 6.501% to 7.250%         4.001% to 4.500%         5.001 to 5.500%            22.00%

7                 7.251% to 8.000%         4.501% to 5.000%         5.501% to 6.000%           25.00%

8                 8.001% to 8.750%         5.001% to 5.500%         6.001% to 6.500%           28.00%

9                 = or > 8.751%            = or > 5.501%            = or > 6.501%              31.00%


Section 2.        Amendments to Other Provisions.

                  (a) Section 5.01(a)(4) of the Series 2000-1 Supplement is hereby amended to replace "4.25%" with "7.0%."

                  (b) Section 5.01(a)(5) of the Series 2000-1 Supplement is hereby amended to replace "2.5%" with "6.0%."

Section 3. Instruments to be Read Together. This Supplement is an indenture supplement to and in implementation of the Indenture, and said Indenture, the Series 2000-1 Supplement this Supplement shall henceforth be read together.

Section 4. Confirmation. The Indenture, as amended and supplemented by this Supplement, is in all respects confirmed and preserved.

Section 5. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, EXCEPT THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

Section 6.        Effectiveness.   This  Supplement  shall become effective upon
execution and delivery of this Supplement by each of the parties hereto.

Section  7.       Counterparts.    This  Supplement  may  be  executed  in   any
number of counterparts and by the different parties hereto in separate counterparts each of which when so executed shall be deemed to be an original, and all taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                     TRUCK RETAIL INSTALMENT PAPER CORP.



                                     By:________________________________________
                                              Name:
                                              Title:


                                     THE BANK OF NEW YORK,
                                     as Indenture Trustee

                                     By:________________________________________
                                              Name:    Erwin Soriano
                                              Title:   Assistant Treasurer


Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION,
Servicer

By:_____________________________
Name:
Title: